Fundrise Real Estate Interval Fund, LLC

Schedule of Investments

(unaudited)

(Amounts in thousands)

Shares	Description	Value as of September 30, 2022
	Real Estate Co-Investment Joint Ventures – 95.1%

	Single Family Residential – 53.7%
	Fundrise SFR JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $611,729)	$697,004
	Fundrise SFR Dev JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $23,362)	23,704
	Total Single Family Residential (Cost - $635,091)	$720,708

	Multi-Family Residential – 33.2%
	Fundrise MF JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $340,912)	$428,195
	Fundrise MF JV 2, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $15,716)	17,143
	Total Multi-Family Residential (Cost - $356,628)	$445,338

	Industrial – 8.2%
	Fundrise Industrial JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $4,144)	$4,581
	Fundrise Industrial JV 2, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $103,122)	105,136
	Total Industrial (Cost - $107,266)	$109,717

	Total Real Estate Co-Investment Joint Ventures – 95.1%
	(Cost - $1,098,985)	$1,275,763

	Short-Term Investments – 5.4%
$73,059	Allspring Government Money Market Fund, 2.79% (6)
	(Cost - $73,059)	$73,059

	Total Short-Term Investments – 5.4%
	(Cost - $73,059)	$73,059

	Total Investments– 100.5%
	(Cost - $1,172,044)	$1,348,822
	Liabilities in excess of other assets, net– (0.5)%	$(7,172)
	Total Net Assets – 100.0%	$1,341,650

(1)	Represents an investment in an affiliate.
(2)	Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying Notes to Schedule of Investments for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments.
(3)	Represents a non-income producing investment.
(4)	Restricted security.
(5)	The Fund owns LLC membership interests, see Note 2, Summary of Significant Accounting Policies - Fair Value Measurement for detailed ownership information.
(6)	Rate disclosed is representative of the Fund’s seven-day effective yield as of September 30, 2022.

See Notes to Schedule of Investments.

Fundrise Real Estate Interval Fund, LLC

Notes to Schedule of Investments

For the Nine Months Ended September 30, 2022

(unaudited)

1.	Formation and Organization

Fundrise Real Estate Interval Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending December 31, 2021. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on December 18, 2020. The Fund commenced investment operations on January 1, 2021.

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Valuation Oversight

The Board has approved procedures pursuant to which the Fund values its investments and has designated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Fair Value Measurement

The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.

Common stock securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Common stock securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.

Real Estate Co-Investment Joint Ventures are stated at fair value. See Note 3, Investments for further information regarding the Real Estate Co-Investment Joint Ventures. The Fund’s ownership interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable, and any other assets and liabilities of the joint venture. The fair values of real estate investments are generally determined by considering the income, cost, and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Discount rates, exit capitalization rates, and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type, and nature of each property, as well as current and anticipated market conditions. The fair values of mortgage and senior notes payable are generally determined by discounting the difference between the contractual interest rates and estimated market interest rates considering changes in credit spreads, as applicable. The significant unobservable inputs used in the fair value measurement of the Fund’s mortgage notes payable are the selection of prevailing market interest rates for similar notes and the loan to value ratios. The significant unobservable inputs used in the fair value measurement of the Fund’s senior notes payable are the selection of certain prevailing market interest rates for similar notes.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s investments carried at fair value (amounts in thousands):

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Real Estate Co-Investment Joint Ventures	$—	$—	$1,275,763	$1,275,763
Short-Term Investments	73,059			73,059
Total Investments	$73,059	$—	$1,275,763	$1,348,822

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of September 30, 2022 (amounts in thousands). The weighted average range of unobservable inputs is based on the fair value of investments. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique	Unobservable Input (1)	Range (Weighted Average)	Impact to Valuation from an Increase in input
Real Estate Co-Investment Joint Ventures	$420,275	Income Approach, Discounted Cash-Flow Method	Discount Rate	6.4% - 11.6% (6.7%)	Decrease
	770,126	Income Approach, Direct Capitalization Method	Capitalization Rate	3.6% - 5.3% (4.4%)	Decrease
	85,362	Recent Transaction	Transaction Price	N/A	Increase

(1)	Represents the significant unobservable inputs used to fair value the financial instruments of the joint ventures. The fair value of such financial instruments is the largest component of the valuation of such entity as a whole.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Real Estate Co- Investment Joint Ventures
Balance as of January 1, 2022	$640,610
Purchases	635,580
Accrued discounts (premiums)	—
Realized gain (loss)	—
Net change in unrealized appreciation/depreciation	61,650
Return of capital distributions	(62,077)
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of September 30, 2022	$1,275,763
Net change in unrealized appreciation/depreciation for the nine months ended September 30, 2022, related to Level 3 investments held at September 30, 2022	$61,650

As of September 30, 2022, the investments in affiliates consist of co-investments in joint ventures in exchange for membership interests. As of September 30, 2022, the Fund owns 90% of the membership interests in each of Fundrise SFR JV 1, LLC, Fundrise MF JV 1, LLC, Fundrise MF JV 2, LLC, and Fundrise Industrial JV 2, LLC, 60% of the membership interests in Fundrise SFR Dev JV 1, LLC, and 20% of the membership interests in Fundrise Industrial JV 1, LLC. The affiliated investment securities have not been registered under the Securities Act of 1933, as amended, and thus are subject to restrictions on resale. During the nine months ended September 30, 2022, investments in affiliates were as follows (amounts in thousands):

Affiliate	Acquisition Date(1)	Balance as of December 31, 2021	Purchases at cost	Proceeds from sales	Net realized gain (loss) and capital gain distributions	Dividend income	Return of capital distribution	Change in unrealized appreciation/ depreciation	Balance as of September 30, 2022
Fundrise SFR JV 1, LLC	01/25/2021	$279,310	$429,300	$—	$—	$—	$(41,702)	$30,096	$697,004
Fundrise MF JV 1, LLC	03/05/2021	254,192	154,440	—	—	—	(9,168)	28,731	428,195
Fundrise Industrial JV 2, LLC	09/29/2021	70,450	41,400	—	—	—	(8,433)	1,719	105,136
Fundrise SFR Dev JV 1, LLC	04/02/2021	16,654	6,840	—	—	—	—	210	23,704
Fundrise MF JV 2, LLC	08/09/2021	12,431	3,600	—	—	—	—	1,112	17,143
Fundrise Industrial JV 1, LLC	06/04/2021	7,573	—	—	—	—	(2,774)	(218)	4,581
Total	N/A	$640,610	$635,580	$—	$—	$—	$(62,077)	$61,650	$1,275,763

(1)	Represents initial acquisition date as membership interests were purchased at various dates through the current period. Ownership percentages disclosed above remained constant during the reporting period.

3.	Investments

The Fund gains exposure to Private CRE through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Real Estate Investment Vehicles”). For the nine months ended September 30, 2022, Real Estate Investment Vehicles consist of entities in which the Fund co-invested alongside affiliates of the Fund, including those of the Adviser (“Real Estate Co-Investment Joint Ventures”), pursuant to the terms and conditions of the exemptive order issued by the SEC to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser.

Instead of acquiring full ownership of Private CRE investments through a wholly owned entity, the Fund acquires partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the Real Estate Co-Investment Joint Ventures will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Private CRE or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying Private CRE, as applicable, owned by the Real Estate Co-Investment Joint Ventures. The Fund’s ownership in the Real Estate Co-Investment Joint Ventures is passive in nature, and the Fund may have a greater economic interest but fewer control rights in the Real Estate Co-Investment Joint Ventures than the affiliate in which the Fund co-invests alongside.

The Fund’s investments in real estate through the securities of a Real Estate Co-Investment Joint Ventures with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Real Estate Co-Investment Joint Ventures to co-invest alongside certain entities affiliated with or managed by the Adviser (REITs (each, an “eREIT®”) or other non-REIT compliant real estate-related funds). The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance.

The Fund also invests in real estate through common stock of publicly traded REIT securities. Publicly traded REITs typically own large, diversified pools of CRE properties and employ moderate leverage. Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. Public REITs pay out all of their taxable income as dividends to Shareholders. In turn, Shareholders pay the income taxes on those dividends. As of September 30, 2022, the Fund owned no investments in common stock.

The cost of purchases and proceeds from the sale of investments, other than short-term investments, for the nine months ended September 30, 2022, amounted to approximately $650,586,000 and $42,970,000, respectively.